AGREEMENT

     This Agreement is dated as of ____________________, 1996, by and among ECOLOGY PURE AIR INTERNATIONAL, INC., a Delaware corporation (the "Company") and the undersigned holder of securities of the Company (the "Holder").

                              W I T N E S S E T H:

     WHEREAS, on November 17, 1995, through a series of transactions, the Company secured the worldwide manufacturing and marketing rights (exclusive of Canada) to the technologies and products relating to the Combustion Efficiency Management Catalyst ("C.E.M. Catalyst") and the Company entered into a Plan of Arrangement to acquire the company that has the Canadian marketing rights to the C.E.M. Catalyst (collectively, the transactions and the Plan of Arrangement, although it remains subject to completion, shall be hereinafter referred to as the "Acquisition Transactions");

     WHEREAS, the Holder was instrumental in arranging and assisting the Company in the Acquisition Transactions and in connection therewith, has received and is entitled to receive certain shares of the Company's Common Stock ("Restricted Stock") upon exercise of the Common Stock Purchase Warrants ("Warrants");

     WHEREAS, in consideration for the return of the Warrants to the Company, the Company has agreed to use its best efforts to register for resale the shares of Restricted Stock as set forth herein; and

     WHEREAS, in connection with the registration of the Restricted Stock the Holder has agreed to certain "lock-up" provisions as set froth below in connection with the resale of the Restricted Stock, as set forth herein.

     NOW, THEREFORE, the parties hereto agree as follows:

     1.   DEFINITIONS.

          (a) "Agreement" shall mean this Agreement between the Company and the Holder.

          (b) "Company" shall mean Ecology Pure Air International, Inc.

          (c) "Holder" shall mean the Holder of Warrants who has received or has the right to receive, shares of the Company's Common Stock directly and upon exercise of the Warrants.

          (d) "Restricted Stock" shall mean the Common Stock of the Company that has been or may be issued to the Holder directly or upon exercise of the Warrants.


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          (e) "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar or successor federal statute, and the rules and regulations of the SEC thereunder, all as the same shall be in effect at any relevant time.

          (f) "SEC" shall mean the United States Securities and Exchange Commission.

     2.   MANDATORY REGISTRATION RIGHTS.

          (a) During the first quarter of calendar year 1997, but in no event later than March 31, 1997, the Company agrees to use its best efforts to file a registration statement with the SEC for the purpose of registering for resale the Restricted Stock. Resale of the Restricted Stock, however, shall be subject to the limitations set forth in Paragraph 3 below.

          (b) The Company's obligation in Subparagraph 2(a) above shall extend only to the inclusion of the shares of Restricted Stock in a registration statement, and not as to the determination of the manner of disposition. Nothing contained within this Agreement shall be deemed to be an assurance as to the liquidity of the Restricted Stock.

     3.   LOCK-UP OF RESTRICTED STOCK.

          (a) Without the prior written consent of the Company, the Holder hereby agrees that it will not in an open market or public transaction, directly or indirectly, offer, sell, offer to sell, contract to sell, pledge, grant any option to purchase or otherwise sell or dispose (or announce any offer, sale, offer of sale, contract of sale, pledge, grant of any option to purchase or other sale or disposition) (collectively, "Dispose") of any shares of Restricted Stock for a period commencing upon the execution of this Agreement and ending May 31, 1997 thereafter ("Lock-Up Period").

          (b) For the period commencing June 1, 1997 and ending May 31, 1998 ("Disposal Period"), the Holder shall be allowed to Dispose of such shares of Restricted Stock in an amount equal to 50,000 shares for each of the succeeding months during the Disposal Period. For purposes of disposition, the shares of Restricted Stock the Holder is allowed to Dispose of shall accumulate during the Disposal Period, such that, should less than the maximum number of Restricted Stock be sold during any month during the Disposal Period, the unsold permitted number of Restricted Stock will carry forward to the next succeeding month during the Disposal Period. Additionally, if the registration statement filed pursuant to Paragraph 2 has not been declared effective upon commencement of the Disposal Period, then Holder's rights to Dispose of the Restricted Stock during the Disposal Period shall accumulate until such time as the registration Statement is declared effective by the SEC.

          (c) Upon the termination of the Disposal Period, Holder shall have no restrictions upon disposition of any shares of Restricted Stock then held by Holder that are registered in the registration statement filed pursuant to Paragraph 2 herein.

          (d) If the Holder conveys the Restricted Stock to another party, i.e in a private transaction(s), then Holder shall require the acquiror of the conveyed shares in said private


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transaction(s) to adhere to the provisions and terms of this Agreement as if such acquiror were an original party to this Agreement.

     4.   RETURN OF WARRANTS.

          In consideration for the registration rights granted pursuant to Paragraph 2 herein, Holder hereby agreed to waive any and all rights to, and return to the Company, the Warrants received in connection with the Acquisition Transactions. Holder shall execute any and all documentation as may be required by the Company to evidence the return of such Warrants to the Company.

     5.   INDEMNIFICATION.

          The Company has agreed to indemnify and hold harmless each Holder from and against any and all losses, claims, damages and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus relating to the Restricted Stock, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or are otherwise based upon information furnished to the Company by such Holder or on such Holder's behalf for use therein; provided, however, that the foregoing indemnity agreement with respect to such prospectus shall not inure to the benefit of such Holder from whom the person asserting any such loss, claim, damage or liability purchased the Restricted Stock if it is determined that it was the responsibility of such Holder to provide such person with a current copy of the prospectus and such current copy of the prospectus would have cured the defect giving rise to such loss, claim, damage or liability.

     6.   REGISTRATION PROCEDURES.

          If and whenever the Company effects the registration of any of the Restricted Stock pursuant to Paragraph 2 under the Securities Act, the Company will use its best efforts to:

          (a) Prepare and file with the SEC a registration statement with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for the period of the distribution contemplated thereby or as required under the Securities Act.

          (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the period specified in Subparagraph 6(a) above and as necessary to comply with the provisions of the Securities Act with respect to the disposition of all Restricted Stock covered by such registration statement in accordance with the sellers' intended method of disposition set forth in such registration statement for such period.

          (c) Furnish to each seller and to each underwriter such number of copies of the registration statement and the prospectus included therein (including each preliminary prospectus), as such persons may reasonably request in order to facilitate the public sale or other disposition of the Restricted Stock covered by such registration statement.


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

          (d) Use its best efforts to register or qualify the Restricted Stock covered by such registration statement under the securities or blue sky laws of such jurisdictions as the sellers, or, in the case of an underwritten public offering, the managing underwriter shall reasonably request; provided, however, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction.

          (e) Immediately notify each seller under such registration statement and each underwriter, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required or necessary to be stated therein in order to make the statements contained therein not misleading in light of the circumstances then existing.

          (f) Make available for inspection by each seller, any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement.

          (g) For purposes of Subparagraphs 6(a) and 6(b) above, the period of distribution of Restricted Stock shall be deemed to extend for nine months (120 days in the case of registration on Form S-3) or such earlier date as (A) in an underwritten public offering, each underwriter has completed the distribution of all securities purchased by it; and (B) in any other registration, all shares of Restricted Stock covered thereby shall have been sold.

          (h) If the Common Stock of the Company is listed on any securities exchange or automated quotation system, the Company shall list (with the listing application being made at the time of the filing of such registration statement or as soon thereafter as is reasonably practicable) the Restricted Stock covered by such registration statement on such exchange or automated quotation system.

     7.   EXPENSES.

          (a) For the purposes of this Paragraph 7, the term "Registration Expenses" shall mean: all expenses incurred by the Company in complying with Paragraph 2 of this Agreement, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company (other than the expenses of any special audit as described below), fees of the National Association of Securities Dealers, Inc. ("NASD"), fees and expenses of listing shares of Restricted Stock on any securities exchange or automated quotation system on which the Company's shares are listed and fees of transfer agents and registrars. The term "Selling Expenses" shall mean: all underwriting discounts and selling commissions applicable to the sale of Restricted Stock, and all accountable or non-accountable expenses paid to any underwriter in respect of the sale of Restricted Stock.


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

          (b) Except as otherwise provided herein, the Company will pay all Registration Expenses in connection with the registration statement filed pursuant to Paragraph 2 of this Agreement. All Selling Expenses in connection with any registration statement filed pursuant to Paragraph 2 of this Agreement shall be borne by the participating sellers in proportion to the number of shares sold by each, or by such persons other than the Company (except to the extent the Company shall be a seller) as they may agree.

     8.   OBLIGATIONS OF HOLDER.

          (a) In connection with each registration hereunder, each selling Holder will furnish to the Company in writing such information with respect to such seller and the securities held by such seller, and the proposed distribution by them as shall be reasonably requested by the Company in order to assure compliance with federal and applicable state securities laws, as a condition precedent to including such seller's Restricted Stock in the registration statement. Each selling Holder also shall agree to promptly notify the Company of any changes in such information included in the registration statement or prospectus as a result of which there is an untrue statement of material fact or an omission to state any material fact required or necessary to be stated therein in order to make the statements contained therein not misleading in light of the circumstances then existing.

          (b) In connection with each registration pursuant to Paragraph 2 of this Agreement, the Holders included therein will not effect sales thereof until notified by the Company of the effectiveness of the registration statement, and thereafter will suspend such sales after receipt of telegraphic or written notice from the Company to suspend sales to permit the Company to correct or update a registration statement or prospectus. At the end of any period during which the Company is obligated to keep a registration statement current, the Holders included in said registration statement shall discontinue sales of shares pursuant to such registration statement upon receipt of notice from the Company of its intention to remove from registration the shares covered by such registration statement which remain unsold, and such Holders shall notify the Company of the number of shares registered which remain unsold immediately upon receipt of such notice from the Company.

     9.   MISCELLANEOUS PROVISIONS.

          (a) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to that state's conflict of laws provisions.

          (b) Counterparts. This Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

          (c) Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given without the written consent of the Company and the Holders.


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          (d) Notices. All communications under this Agreement shall be sufficiently given if delivered by hand or by overnight courier or mailed by registered or certified mail, postage prepaid, addressed,

               (i)  if to the Company, to:

                    Ecology Pure Air International, Inc.
                    45 Rockefeller Plaza
                    Suite 2000
                    New York, NY  10111
                    Attention:  Teodosio Pangia

                    with a copy to:

                    Stephen M. Cohen, Esquire
                    Buchanan Ingersoll Professional Corporation
                    1200 Two Logan Square
                    18th and Arch Streets
                    Philadelphia, PA  19103

or, in the case of the Holders, at such address as each such Holder shall have furnished in writing to the Company; or at such other address as any of the parties shall have furnished in writing to the other parties hereto.

          (e) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

          (f) Entire Agreement; Survival; Termination. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein. This Agreement supersedes all prior agreements and understandings of any kind between the parties with respect to such subject matter, including any and all prior Registration Rights Agreements.


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

     IN WITNESS WHEREOF, intending to be legally bound hereby, the parties have executed this Agreement as of the date first written above.

                                       ECOLOGY PURE AIR INTERNATIONAL, INC.


                                       By:_____________________________________
                                          Teodosio Pangia
                                          Chief Executive Officer

                                       HOLDER


                                       By:_____________________________________


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